Exhibit 99.1

Eagle Financial Services, Inc. Announces Launch of Common Stock Offering

BERRYVILLE, VA (February 6, 2025) – Eagle Financial Services, Inc. (OTCQX: EFSI) (the “Company”), parent company of Bank of Clarke, announced today that it has launched an underwritten public offering of shares of its common stock. The Company intends to grant the underwriters a 30-day option to purchase additional shares of its common stock. In connection with the offering, the Company’s common stock has been approved for listing on the Nasdaq Capital Market under the symbol “EFSI.”

The Company intends to use the net proceeds from this offering for general corporate purposes, which may include balance sheet restructuring through the repositioning of our available-for-sale debt securities portfolio, and to support our capital ratios and our continued growth.

Keefe, Bruyette & Woods, A Stifel Company is serving as the sole bookrunner for the offering, and D.A. Davidson & Co. is acting as the lead manager.

Additional Information Regarding the Offering

The offering of common stock is being made pursuant to a registration statement on Form S-3 (File No. 333-269804) that was declared effective by the Securities and Exchange Commission (the “SEC”) on February 28, 2023. A preliminary prospectus supplement to which this communication relates has been filed with the SEC. A final prospectus supplement and accompanying prospectus will be filed with the SEC. Prospective investors should read the preliminary prospectus supplement and the accompanying prospectus and other documents the Company has filed with the SEC for more complete information about the Company and the offering. Copies of these documents are available at no charge by visiting the SEC’s website at www.sec.gov. When available, copies of the preliminary prospectus supplement, the final prospectus supplement and accompanying prospectus related to the offering may be obtained by contacting Keefe, Bruyette & Woods, A Stifel Company by telephone at (800) 966-1559 or by e-mail at USCapitalMarkets@kbw.com.

No Offer or Solicitation

This press release does not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation of an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Eagle Financial Services, Inc.

Eagle Financial Services, Inc. (OTCQX: EFSI) (the “Company”) is a bank holding company that was incorporated in 1991. The Company is headquartered in Berryville, Virginia and conducts its operations through its subsidiary, Bank of Clarke, which is chartered under Virginia law. The Bank of Clarke offers a broad range of commercial banking, retail banking and trust and investment services through its thirteen full-service branches, two loan production offices, one wealth management office and one drive-through only facility located throughout Clarke and Frederick Counties, as well as the City of Winchester, towns of Purcellville and Leesburg and Ashburn, Virginia.

Special Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors, which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 under the section entitled “Risk Factors,” and other documents filed by the Company with the SEC from time to time.

The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Contact:

Nick Smith

Executive Vice President, Corporate Strategy and Investor Relations

(540) 955-5249

nsmith@bankofclarke.com